Exhibit 99.1

Community Bancorp.
June 30, 2005
Quarterly Report

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Balance Sheets
	June 30	December 31	June 30
	2005	2004	2004
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$8,626,094	$8,390,806	$12,529,172
Federal funds sold and overnight deposits	74,085	0	3,518,537

Total cash and cash equivalents	8,700,179	8,390,806	16,047,709
Securities held-to-maturity (fair value $18,387,000 at 06/30/05,
$31,587,658 at 12/31/04 and $21,522,492 at 06/30/04)	18,325,736	31,579,178	21,452,759
Securities available-for-sale	42,829,839	51,150,344	49,994,886
Restricted equity securities, at cost	3,015,750	2,315,450	2,310,650
Loans held-for-sale	868,597	1,833,397	1,509,863
Loans	233,864,129	227,799,788	206,914,372
Allowance for loan losses	(2,170,363)	(2,153,372)	(2,254,308)
Unearned net loan fees	(695,466)	(763,774)	(774,697)

Net loans	230,998,300	224,882,642	203,885,367
Bank premises and equipment, net	9,422,202	8,057,120	7,763,600
Accrued interest receivable	1,524,401	1,652,827	1,435,856
Other real estate owned, net	0	82,800	82,800
Other assets	4,765,294	4,891,930	4,135,774

Total assets	$320,450,298	$334,836,494	$308,619,264

Liabilities and Shareholders' Equity
Liabilities
Deposits:
Demand, non-interest bearing	$44,801,154	$42,725,604	$39,011,142
NOW and money market accounts	68,872,277	94,502,798	67,205,425
Savings	47,233,747	47,288,161	46,681,757
Time deposits, $100,000 and over	22,651,208	21,804,521	21,968,820
Other time deposits	75,985,336	76,284,787	77,944,749

Total deposits	259,543,722	282,605,871	252,811,893

Federal funds purchased and other borrowed funds	17,899,000	6,407,000	13,380,000
Repurchase agreements	12,558,291	14,907,518	11,873,549
Accrued interest and other liabilities	1,955,273	2,872,659	3,033,139

Total liabilities	291,956,286	306,793,048	281,098,581

Shareholders' Equity
Common stock - $2.50 par value; 6,000,000 shares authorized
and 4,254,402 shares issued at 06/30/05, 4,037,548 shares
issued at 12/31/04 and 4,014,349 shares issued at 06/30/04	10,636,004	10,093,871	10,035,873
Additional paid-in capital	20,967,782	17,778,605	17,459,952
Retained (deficit) earnings	(387,121)	2,776,011	2,260,788
Accumulated other comprehensive loss	(283,453)	(168,679)	(1,544)
Less: treasury stock, at cost; 198,609 shares at 06/30/05, 198,444
shares at 12/31/04, and 185,938 shares at 06/30/04	(2,439,200)	(2,436,362)	(2,234,386)

Total shareholders' equity	28,494,012	28,043,446	27,520,683

Total liabilities and shareholders' equity	$320,450,298	$334,836,494	$308,619,264

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Statements of Income
( Unaudited )

For The Second Quarter Ended June 30,	2005	2004

Interest income
Interest and fees on loans	$3,752,190	$3,369,169
Interest on debt securities
Taxable	376,879	521,559
Tax-exempt	259,420	269,598
Dividends	31,746	12,337
Interest on federal funds sold and overnight deposits	1,713	4,475

Total interest income	4,421,948	4,177,138

Interest expense
Interest on deposits	1,122,531	1,117,351
Interest on borrowed funds	148,798	80,307
Interest on repurchase agreements	47,582	28,607

Total interest expense	1,318,911	1,226,265

Net interest income	3,103,037	2,950,873
Provision for loan losses	37,500	34,000

Net interest income after provision	3,065,537	2,916,873

Non-interest income
Service fees	304,902	354,182
Security gains	0	18,631
Other income	491,401	511,339

Total non-interest income	796,303	884,152

Non-interest expense
Salaries and wages	1,134,134	1,034,579
Pension and other employee benefits	408,644	340,161
Occupancy expenses, net	497,646	519,013
Other expenses	913,311	883,346

Total non-interest expense	2,953,735	2,777,099

Income before income taxes	908,105	1,023,926
Applicable income taxes	151,061	204,725

Net Income	$757,044	$819,201

Earnings per share on weighted average	$0.19	$0.20

Weighted average number of common shares
used in computing earnings per share	4,047,504	4,009,254

Dividends declared per share	$0.17	$0.16

Book value per share on shares outstanding at June 30,	$7.03	$6.85

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Statements of Income
( Unaudited )

For The Six Months Ended June 30,	2005	2004

Interest income
Interest and fees on loans	$7,445,551	$6,682,771
Interest on debt securities
Taxable	786,728	1,114,698
Tax-exempt	484,884	510,412
Dividends	57,947	20,953
Interest on federal funds sold and overnight deposits	4,001	9,405

Total interest income	8,779,111	8,338,239

Interest expense
Interest on deposits	2,159,579	2,269,686
Interest on borrowed funds	257,802	153,637
Interest on repurchase agreements	81,416	58,762

Total interest expense	2,498,797	2,482,085

Net interest income	6,280,314	5,856,154
Provision for loan losses	75,000	85,000

Net interest income after provision	6,205,314	5,771,154

Non-interest income
Service fees	590,456	601,148
Security gains	0	18,631
Other income	900,436	927,582

Total non-interest income	1,490,892	1,547,361

Non-interest expense
Salaries and wages	2,272,605	2,065,336
Pension and other employee benefits	813,308	717,028
Occupancy expenses, net	1,011,553	1,013,433
Other expenses	1,808,084	1,721,741

Total non-interest expense	5,905,550	5,517,538

Income before income taxes	1,790,656	1,800,977
Applicable income taxes	303,471	217,934

Net Income	$1,487,185	$1,583,043

Earnings per share on weighted average	$0.37	$0.40

Weighted average number of common shares
used in computing earnings per share	4,041,566	3,999,987

Dividends declared per share	$0.33	$0.32

Book value per share on shares outstanding at June 30,	$7.03	$6.85

Board of Directors

Community Bancorp. and Community National Bank

Thomas E. Adams, President, NPC Realty Co., Inc.
Jacques R. Couture, Dairy Farmer
Elwood G. Duckless, Past President, Newport Electric Co.
Michael H. Dunn, Book Dealer
Rosemary M. Lalime, Principal Broker and Owner, All Seasons Realty
Marcel M. Locke, Proprietor, Parkview Garage
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Anne T. Moore, Principal Broker, The Taylor Moore Agency
Dale Wells, President, Dale Wells Building Contractor, Inc.
Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank

Executive Officers

Community Bancorp. and Community National Bank

Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Alan A. Wing, Vice President, Community Bancorp.; Executive Vice President, Community National Bank

Other Officers

Community National Bank

Kathryn M. Austin, Senior Vice President, Retail Banking
Patricia F. Blackmore, Internal Auditor
Jeanne L. Bonnell, Community Circle Director
Louise M. Bonvechio, Vice President and Cashier
Wanda J. Boomer, Vice President, Consumer Lending
Lorraine M. Brislin, Assistant Vice President and Central Vermont Offices Manager
Timothy B. Bronson, Vice President and Loan Officer
Christianne J. Bumps, Corporate Secretary, Community Bancorp. and Community National Bank
Theresa P. Carpenter, Loan Underwriting Officer
Jane P. Clark, Training Director
Hope K. Colburn, Vice President and Barton Office Manager
Bonnie J. Currier, Vice President and Residential Mortgage Loan Officer
R. Stephen Gurin, Jr., Regional Vice President, Central Vermont
Joanne M. Guyette, Loan Officer
Richard L. Isabelle, Regional Vice President, Caledonia County
Donna L. Kennison, Loan Officer and Troy Office Manager
Cindy L. LaGue, Assistant Vice President, Branch Administration
Rosemary M. Lalime, Vice President
France B. Lambert, Vice President, Information Technology Applications
Carmi M. Marsh, Vice President, Municipal Services
Terrie L. McQuillen, Senior Vice President, Loan Administration
Theresa B. Morin, Vice President, Security and Special Asset Administration
Candace A. Patenaude, Assistant Cashier
Kelly A. Paul, Compliance Officer
Kimico Perry, Assistant Human Resources Officer
Brandon M. Poginy, Loan Officer
Mary Jo Rigby, Loan Officer and Island Pond Office Manager
Tracy D. Roberts, Marketing Director
Thomas E. Robinson, Vice President and Loan Officer
Thomas R. Zuppe, Vice President, Information Technology

Advisory Boards

Island Pond Advisory Board
Theodore J. Firestine, Roy Frizzell, Craig Goulet, Dale R. Lamere
Barton Advisory Board
Rene Desmarais, Alicia Marcotte, Daniel Roy, John C. Ruggles, Fernand J. Tanguay
Troy Advisory Board
Roland Denton, Roland Laliberty, Gary R. Taylor, Nancy Warner
St. Johnsbury Advisory Board
Ernest Begin, Aminta K. Conant, Robert Ide, Richard Lawrence, Bernier Mayo, Peter Murphy, Paul Wheeler
Central Vermont Advisory Board
Jeff Blow, Andrew Brewer, Carol Ellison, Cornelius Hogan, Francis McFaun Dorothy Mitchell, Candy Moot, Gus Seelig

Community Bancorp.
4811 US Route 5, PO Box 259, Derby, Vermont 05829
(802) 334-7915

Community National Bank Office Locations

Derby
4811 US Route 5, Derby, VT 05829 (802) 334-7915
derby@communitynationalbank.com

Barre
316 North Main Street, Barre, VT 05641 (802) 476-6565
barre@communitynationalbank.com

Barton
103 Church Street, Barton, Vermont 05822 (802) 525-3524
barton@communitynationalbank.com

Derby Line
69 Main Street, Derby Line, VT 05830 (802) 873-3101
derbyline@communitynationalbank.com

Island Pond
23 US Route 105, Island Pond, Vermont 05846 (802) 723-4356
islandpond@communitynationalbank.com

Montpelier
95 State Street, Montpelier, Vermont 05601 (802) 223-0598
montpelier@communitynationalbank.com

Newport
100 Main Street, Newport, Vermont 05855 (802) 334-7915
newport@communitynationalbank.com

St. Johnsbury
Price Chopper Building, 857 Memorial Drive, St. Johnsbury,
Vermont 05819 (802) 748-3605 or 1-800-327-3605
stjohnsbury@communitynationalbank.com

Troy
4245 US Route 101, Troy, Vermont 05868 (802) 744-2287
troy@communitynationalbank.com

e-mail: cnb@communitynationalbank.com

www.communitynationalbank.com

ATM service available at all locations